SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2018

NOBILITY HOMES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-06506	59-1166102
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3741 S W 7th Street Ocala, Florida		34474
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (352) 732-5157

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)    On August 20, 2018, the Audit Committee of the Board of Directors of Nobility Homes, Inc. (the “Company”) dismissed WithumSmith+Brown, PC as the Company’s independent certified public accounting firm effective immediately.

The audit reports of WithumSmith+Brown, PC on the Company’s consolidated financial statements as of and for the years ended November 4, 2017 and November 5, 2016 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company’s consolidated financial statements for each of the fiscal years ended November 4, 2017 and November 5, 2016 and through the date of this Current Report on Form 8-K, there were: (1) no disagreements between the Company and WithumSmith+Brown, PC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of WithumSmith+Brown, PC, would have caused WithumSmith+Brown, PC to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided WithumSmith+Brown, PC a copy of the disclosures in this Form 8-K and has requested that WithumSmith+Brown, PC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not WithumSmith+Brown, PC agrees with the Company’s statements in this Item 4.01(a). A copy of the letter furnished by WithumSmith+Brown, PC in response to that request is filed as Exhibit 16.1 to this report.

(b)    On August 20, 2018, the Audit Committee of the Board of Directors of the Company engaged the independent accounting firm of Daszkal Bolton LLP to serve as its independent certified public accounting firm effective immediately. During the two most recent fiscal years and through the date of this Current Report on Form 8-K, neither the Company nor anyone on its behalf consulted with Daszkal Bolton LLP regarding any of the following:

1.	The application of accounting principles to a specific transaction, either completed or proposed;

2.

The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Daszkal Bolton LLP concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or

3.	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K; or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K

Item 9.01(d)	Financial Statements and Exhibits.

Exhibit 16.1	Letter dated August 23, 2018, from WithumSmith+Brown, PC to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBILITY HOMES, INC.

August 23, 2018	By:	/s/ Lynn J. Cramer, Jr.
Lynn J. Cramer, Jr., Treasurer and Principal Accounting Officer